August, 2017 Investor Presentation

The discussions included in this document may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including Section 21 E of the Securities Exchange Act of 1934 and Section 27 A of the Securities Act of 1933 . Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially . For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be “forward - looking statements . ” Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events . The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions . These forward looking statements express management’s current expectations, plans or forecasts of future events, results and condition, including financial and other estimates . Additional factors that could cause actual results to differ materially from those anticipated by forward looking statements are discussed in the Company’s filings with the Securities and Exchange Commission, including without limitation its annual report on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K . The Company undertakes no obligation to revise or update these statements following the date of this presentation . Forward Looking Statements 2

Statements included in this document include non - GAAP financial measures and should be read along with the accompanying tables in Appendix A to our quarterly earnings release, which provide a reconciliation of non - GAAP financial measures to GAAP financial measures . This document discusses financial measures, such as core return on average equity and core efficiency ratio, which are non - GAAP measures . We believe that such non - GAAP measures are useful because they enhance the ability of investors and management to evaluate and compare the Company’s operating results from period to period in a meaningful manner . Non - GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP . Investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company . Non - GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP . Non - GAAP Measurements 3

All financial numbers included in this presentation are shown in thousands ( 000 ’s) unless otherwise noted, excluding per share data and percentages . Financial Basis 4

Who We Are 5

June, 2017 Financial Overview 6 1,409 - 500 1,000 1,500 Assets 6.79% 0.00% 2.00% 4.00% 6.00% 8.00% Q2 Core ROE 0.68% 0.00% 0.20% 0.40% 0.60% 0.80% Q2 Core ROA 0.64% 0.00% 0.20% 0.40% 0.60% 0.80% NPA's 0.36 - 0.10 0.20 0.30 0.40 Q2 Core EPS 113% 0% 50% 100% 150% 1 Price to Tangible Book

Headquartered in Beautiful WNC 7

2014 IPO and NASDAQ Listing $65 Million 8

95 Years of History … And Counting 9

What’s In A Name? Integrity (Noun) “the quality of being honest and having strong moral principles ; moral uprightness . ” 10

Integrity: More Important Than Ever 11

18 Branch Footprint 12

#2 Legacy Deposit Market Share 13 38% 21% 20% 13% 13% 11% 6% - 1 2 3 4 5 6 7 0% 5% 10% 15% 20% 25% 30% 35% 40% Macon Jackson Polk Cherokee Haywood Transylvania Henderson M a r k e t P o s i t i o n M a r k e t S h a r e Market Share Market Position

Major Employers 14

Focused on Technology 15 31% 32% 32% 34% 35% 38% 36% 10% 11% 12% 14% 15% 15% 15% 0% 5% 10% 15% 20% 25% 30% 35% 40% Dec, 2015 Mar, 2016 Jun, 2016 Sep, 2016 Dec, 2016 Mar, 2017 Jun, 2017 Online banking Mobile banking

Charter Conversion 16

Addition to Russell 3000 17

Experienced Executive Team Name Position Banking Experience ( Yrs ) Entegra Service ( Yrs ) Carolyn Huscusson EVP, Chief Retail Officer 42 20 Roger Plemens President, CEO 39 39 Charles Umberger EVP, Chief Lending Officer 39 1 David Bright EVP, Chief Financial Officer 25 4 Laura Clark EVP, Chief Risk Officer 25 25 Ryan Scaggs EVP, Chief Operating Officer 19 11 Bobby Sanders EVP, Chief Credit Admin Officer 14 14 Totals 203 114 18

Solid Stock Performance 19 $100 $120 $140 $160 $180 $200 $220 $240 10/1/2014 12/31/2014 12/31/2015 12/31/2016 06/30/2017 Index Value Performance Graph Entegra Financial Corp. NASDAQ Composite Index NASDAQ Bank Index

87.80% 90.81% 90.37% 86.74% 97.38% 84.57% 84.21% 87.94% 102.49% 121.84% 112.57% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Price / Tangible Book Attractively Valued Southeast Banks $1.0B - $2.5B 179% Average 20

Research Coverage 21

Strategy Summary 22

Continued Execution of Strategic Plan High Growth Contiguous Markets Disciplined M&A Activity Strong ROE Proper Capital Usage Goal – High Performing Bank 23

Diverse Footprint 24 Rural Deposit Markets High Growth Lending Markets

Disciplined Acquisitions 2 Branches - $40M Whole Bank - $110M 2 Branches - $150M 25 Whole Bank - $200M

Strategic De Novo Activity Mortgage LPO July, 2016 LPO - Jan, 2015 Branch – Oct, 2015 $50M 26

14.12% 13.94% 13.97% 14.46% 14.12% 13.85% 13.38% 11.84% 11.75% 11.28% 10.32% 10.20% 8.80% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% Proper Capital Usage Holding Company Leverage Ratios Arthur State Oldtown Stearns 27 Chattahoochee

ROE Targets 28 10% 8% 6% 0% 2% 4% 6% 8% 10% 12% Ultimate 2017 2016

What About Share Repurchases? 29 Balanced Strategy Focused on Maximizing Shareholder Value Through M&A, De Novo, Talent Lift - Outs, Repurchases & Dividends

Market Overview 30

Geographic Footprint South Carolina North Carolina Georgia 31

$47.3B Deposit Market $18.8B $9.8B $18.7B 32

Unemployment Rates 33 4.0% to 4.6% 3.2% to 3.7%

Moving South and West 34 Source: Urban Institute / 2020 – 2030 Expected Population Change I - 85 Corridor

Financial Overview 35

Bank Capital Ratios Pro - Forma Leverage After Chattahoochee Acquisition: Approx 9% 36 9.96% 14.94% 14.94% 16.04% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Leverage CET I RBC Tier 1 RBC Total RBC Actual Well-Capitalized

1,114,528 1,078,537 1,021,777 874,706 769,939 784,893 903,648 1,031,416 1,292,877 1,409,476 1,600,000 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 June, 2016 Chatt Pro Forma Steady Asset Growth CAGR – 19% 37

Strong Securities Portfolio 38

But Needs Re - Mixed To Loans 39 185,524 242,307 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Pledged Unpledged

815,959 770,448 715,313 615,540 560,717 521,874 540,479 624,072 744,361 794,687 950,000 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 June, 2016 Chatt Pro Forma Focus on Loan Growth CAGR – 16% 40

Lower ADC Risk Profile 41 27.0% 24.7% 21.5% 18.3% 13.6% 13.0% 9.7% 9.2% 8.1% 9.5% 9.0% 47.5% 47.0% 47.8% 50.0% 53.2% 55.2% 53.2% 49.7% 46.2% 44.5% 39.7% 22.1% 25.4% 28.0% 29.4% 31.0% 29.6% 32.8% 34.4% 39.1% 39.7% 44.0% 3.4% 2.9% 2.7% 2.2% 2.2% 2.3% 4.3% 6.8% 6.7% 6.4% 7.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 Chatt Pro Forma ADC Res RE Comm RE C&I / Other

ADC / CRE Concentrations CRE Concentrations Remain Below Regulatory Guidance 42 67% 182% 78% 217% 100% 300% 0% 50% 100% 150% 200% 250% 300% 350% ADC Total Entegra Chatt Pro Forma Reg Guidance

Diversified CRE Portfolio 43 8% 5% 3% 10% 4% 16% 2% 9% 26% 8% 10% Multi-family Churches Convenience Stores Hotels Medical Office Office Recreation Restaurant Retail Storage / Warehouse Other

Limited Land / ADC Exposure 44 11,608 7,573 27,618 2,729 28,725 22,590 Raw Land Land Development Lot Inventory Farm Commercial Construction Residential Construction

Limited “High Risk” Retail Exposure 45 1,185 6,733 680 2,693 3,949 1,323 6,983 9,956 12,893 9,435 8,432 9,129 1,286 552 Auto, Parts, Service, & Repair Cell Phones & Electronics Clothing, Shoes, & Accessories Crafts & Hobbies Financial Services, Real Estate, & Insurance Furniture & Home Décor General Home Goods Grocery Home Improvement & Building Supply Other Pharmacy, Medical Supply & Clinics Restuarants Salon & Beauty Vetinary & Pet Supply

Top 10 Lending Relationships 46 Borrower Commit ment # Loans Purpose 1 Local county $8.9M 1 Landfill 2 Real estate developer $8.6M 2 Retail shopping centers 3 Real estate developer $8.3M 3 Retail shopping centers 4 Building supply company $8.3M 8 Owner - occupied lumber yards and retail locations 5 Real estate investor $8.0M 5 Residential land developments and commercial real estate investments 6 Hotel ier real estate investor $7.8M 2 Hotel and convenience stores 7 Real estate investor $7.7M 2 Apartments 8 Real estate investor $7.1M 3 Retail shopping center 9 Real estate investor $6.8M 6 Leased bank branches and land 10 Real estate investor $6.3M 6 Improved commercial real estate and land Total $77.8M 38

Growing Deposits w / Minimal Brokered 47 53,508 53,063 50,858 55,145 59,610 70,114 86,244 121,062 139,136 163,784 190,473 662,497 737,345 747,561 695,687 615,488 614,112 616,873 595,555 690,877 850,214 986,698 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 Chatt Pro Forma B r o k e r e d D e p o s i t s T o t a l D e p o s i t s Noninterest Interest Brokered Deposit

Focus on Core Deposits Core Deposits = Total Deposits Less Certificates of Deposits 29% 71% Dec, 2008 Core Non-Core 48 64% 36% June, 2017 Core Non-Core

Core Deposit Benefits 49 2.04% 1.55% 1.22% 0.95% 0.86% 0.72% 0.59% 0.52% 0.56% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2010 2011 2012 2013 2014 2015 2016 Q2, 2017 Chatt Pro Forma C o s t o f D e p o s i t s F e e I n c o m e Fee Income Cost of Int Deposits

Improving Earnings 50 3.91% 3.26% 3.05% 5.30% 4.71% 4.38% 5.17% 4.65% 7.26% 6.04% 6.79% 8.29% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Chatt Pro Forma Core ROE

Margin Driving Higher Earnings 51 24,463 25,872 27,421 34,488 40,888 48,388 3.42% 3.32% 3.11% 3.28% 3.36% 3.42% 2.95% 3.00% 3.05% 3.10% 3.15% 3.20% 3.25% 3.30% 3.35% 3.40% 3.45% - 10,000 20,000 30,000 40,000 50,000 60,000 2013 2014 2015 2016 Q2 2017 Chatt Pro Forma N e t I n t M a r g i n ( % ) N e t I n t I n c o m e Net Int Income Margin

Disciplined Expense Control 52 79.6% 83.6% 83.1% 70.1% 72.6% 79.5% 72.4% 73.3% 68.4% 70.2% 69.8% 62.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Chatt Pro Forma Core Efficiency

Credit Losses Continue to Decline Credit Losses = Net Charge - Offs + REO Losses 53 3,400 25,937 24,629 31,282 13,005 9,237 5,610 212 529 274 - 500 1,000 1,500 2,000 2,500 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 R E O E x p e n s e s C r e d i t L o s s e s Credit Losses REO Expenses

Problem Assets Are Shrinking 54 4.3% 4.1% 8.0% 6.7% 4.9% 3.3% 2.3% 1.2% 0.8% 0.6% 8.1% 12.3% 16.2% 14.4% 10.8% 9.3% 5.9% 3.1% 1.7% 1.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 NPA % Classified %

Growing Mortgage Banking 55 28,704 34,471 43,846 774 904 1,128 - 200 400 600 800 1,000 1,200 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 2015 2016 Q2 2017 P r o f i t L o a n s S o l d Loans Sold Profit

Neutral Interest Rate Risk Position 56 Change in Interest Rates (basis points) % Change in Pretax Net Interest Income + 300 (4.6) +200 (2.6) +100 (1.1) - 100 (0.9)

NOL Protection Plan Limits 5% Investors To Protect Deferred Tax Asset 57 35,406 43,203 30,713 37,998 24,458 28,425 21,922 24,509 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Federal State Dec, 2014 Dec, 2015 Dec, 2016 June, 2017

Summary 58

Summary 95 year o ld bank w/ deep relationships Experienced management team Culture of integrity Attractive entry price Disciplined M&A Growing assets and earnings 59

Summary Strong Carolinas economy Dominant legacy market share Excellent asset quality Disciplined focus on core deposits History of utilizing capital 60

GAAP Appendix 61

GAAP Ratios 62 4.75% 9.69% 61.45% 6.66% 5.85% 4.10% 2.56% 5.21% 6.91% 3.87% 6.09% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 GAAP ROE 79.6% 83.6% 105.9% 70.1% 76.2% 76.6% 85.9% 71.5% 70.3% 80.4% 73.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 GAAP Efficiency